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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------

       Date of report (Date of earliest event reported): October 26, 2005

                               ROME BANCORP, INC.
             (Exact name of registrant as specified in its charter)



         Delaware                      000-27481                16-1573070
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)


                100 W. Dominick Street, Rome, New York 13440-5810
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (315) 336-7300

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 2.02.        Results of Operations and Financial Condition

         On October 26, 2005, Rome Bancorp, Inc. issued a press release announcing its financial results for the quarter ended September 30, 2005. A copy of the press release is attached as Exhibit 99.1.

Item 9.01.        Financial Statements and Exhibits

(c)      The following exhibit is furnished with this report:

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

         Exhibit No.       Description
         -----------       -----------
         99.1              Press Release issued by Rome Bancorp, Inc. on October 26, 2005.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          ROME BANCORP, INC.


                                          By: /s/ Charles M. Sprock
                                              ---------------------
                                              Charles M. Sprock
                                              Chairman of the Board, President
                                              and Chief Executive Officer
Date: October 27, 2005




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                                  EXHIBIT INDEX



     Exhibit No.                                    Description
     -----------                                    -----------
        99.1                           Press Release dated October 26, 2005.
